UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	May 31

Date of reporting period:	February 28, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET

GLOBAL HIGH INCOME FUND INC.

FORM N-Q

FEBRUARY 28, 2011

Schedule of investments (unaudited)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 79.5%
CONSUMER DISCRETIONARY — 15.5%
Auto Components — 0.5%
Allison Transmission Inc., Senior Toggle Notes	11.250%	11/1/15	390,200		$427,269	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,590,996	(b)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	340,000	EUR	512,582	(b)
Total Auto Components					2,530,847
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	115,000		118,810
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,930,000		2,059,626
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	300,000		97,500	(c)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	570,000		182,400	(d)
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	3,500,000		1,181,250	(c)
Total Automobiles					3,639,586
Diversified Consumer Services — 0.4%
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		202,113
Service Corp. International, Senior Notes	7.500%	4/1/27	240,000		235,800
Sotheby’s, Senior Notes	7.750%	6/15/15	910,000		1,007,825
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	470,000		494,675
Total Diversified Consumer Services					1,940,413
Hotels, Restaurants & Leisure — 4.4%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	700,000		738,500	(b)
CCM Merger Inc., Notes	8.000%	8/1/13	550,000		558,250	(b)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		382,280	(b)
CityCenter Holdings LLC / CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,220,000		1,281,000	(a)(b)
Codere Finance Luxembourg SA, Senior Notes	8.250%	6/15/15	642,000	EUR	913,613	(b)
Dunkin Finance Corp., Senior Notes	9.625%	12/1/18	290,000		295,075	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	1,375,000		1,244,375
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	180,000		187,200
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,634,594
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	340,000		284,325
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,340,000		1,329,950
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,459,200
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	1.250%	11/30/20	1,275,000		669,375	(a)(b)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	567,000		541,485	(b)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	800,000		798,000	(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	565,000		615,850
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	190,000		207,100	(b)
MGM MIRAGE Inc., Senior Notes	5.875%	2/27/14	1,650,000		1,588,125
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	475,000		534,375
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,135,000		1,313,762
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,510,000		1,302,375
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	675,000		497,813
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	625,000		457,813
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,270,000		1,381,125	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	700,000		830,375
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	190,000		193,800
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		149,975
Sbarro Inc., Senior Notes	10.375%	2/1/15	770,000		219,450	(c)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	150,000		137,625	(b)(e)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	110,000		11	(c)(f)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	760,000		76	(c)(f)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Thomas Cook Group PLC, Senior Notes	7.750%	6/22/17	548,000	GBP	$909,548
Total Hotels, Restaurants & Leisure					22,656,420
Household Durables — 0.8%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	876,000	GBP	1,481,031	(b)
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	400,000	GBP	676,270	(b)
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	540,000		507,600	(b)
Jarden Corp., Senior Subordinated Notes	7.500%	1/15/20	484,000	EUR	699,621
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	610,000		646,600	(b)
Total Household Durables					4,011,122
Household Products — 0.1%
YCC Holdings LLC/Yankee Finance Inc., Senior Notes	10.250%	2/15/16	610,000		631,350	(a)(b)
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		887,250
QVC Inc., Senior Secured Notes	7.375%	10/15/20	480,000		511,200	(b)
Total Internet & Catalog Retail					1,398,450
Media — 5.5%
Affinity Group Inc., Senior Secured Notes	11.500%	12/1/16	420,000		435,750	(b)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	611,752		744,043
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,790,000		1,919,775
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	2,000,000		2,045,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,180,000		2,362,575
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,120,000		1,167,600	(b)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	710,000		759,700	(b)
CMP Susquehanna Corp.	3.443%	5/15/14	46,000		32,449	(b)(e)(f)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,680,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,080,000		1,175,850
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		1,849,090
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	1,810,000		2,016,394
ITV PLC, Senior Notes	10.000%	6/30/14	2,000,000	EUR	3,194,584
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	900,000		1,048,500
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	630,000		684,337	(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	290,000		313,200	(b)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	890,000	EUR	1,326,408	(b)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	366,000	EUR	452,030	(b)(g)
Time Warner Inc.	6.500%	11/15/36	160,000		168,986
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	324,461	(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	540,000		565,650	(b)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	330,000		361,350	(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	820,000		883,550	(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		367,950	(b)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	315,000		337,838
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	2,150,997	(b)
Total Media					28,368,067
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,490,000		2,303,250
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	6/1/16	1,770,000		1,836,375
American Greetings Corp., Senior Notes	7.375%	6/1/16	120,000		119,700
American Greetings Corp., Senior Notes	7.375%	6/1/16	110,000		109,725
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	2,486,928	(b)
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	360,000		373,500	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Specialty Retail — continued
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	2,770,000		$2,832,325
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	1,350,000		1,464,750	(b)
Total Specialty Retail					9,223,303
Textiles, Apparel & Luxury Goods — 0.6%
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	510,000		517,650	(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	190,000		199,500	(b)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	1,030,000		1,055,750	(b)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,115,000		1,259,950
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	310,000		331,700
Total Textiles, Apparel & Luxury Goods					3,364,550
TOTAL CONSUMER DISCRETIONARY					80,067,358
CONSUMER STAPLES — 1.1%
Beverages — 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	785,000		887,050
Food Products — 0.8%
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	470,000		509,950	(b)
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	750,000	EUR	1,078,948	(b)
Del Monte Foods Co., Senior Notes	7.625%	2/15/19	1,220,000		1,238,300	(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,180,000		1,277,350	(b)
Total Food Products					4,104,548
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	590,000		612,125
TOTAL CONSUMER STAPLES					5,603,723
ENERGY — 14.2%
Energy Equipment & Services — 1.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	560,000		595,000
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	540,000		550,800
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	995,000		992,513	(b)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	600,000		655,500
Laredo Petroleum Inc., Senior Notes	9.500%	2/15/19	710,000		745,500	(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	720,000		777,600
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	650,000		672,750	(b)
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000		414,221
Total Energy Equipment & Services					5,403,884
Oil, Gas & Consumable Fuels — 13.1%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000		50,531
Apache Corp., Senior Notes	6.000%	1/15/37	280,000		296,971
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,405,000		1,397,975
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	670,000		780,550
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	110,000		113,575
Calfrac Holdings LP, Senior Notes	7.500%	12/1/20	480,000		493,200	(b)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,100,000		1,218,250
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000		184,715
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	213,000		221,520
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	230,000		259,325
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	315,000		334,688
Concho Resources Inc., Senior Notes	7.000%	1/15/21	210,000		220,500
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000		874,925	(b)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	378,134		364,899	(a)(b)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000		300,026
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,208,999		1,277,588	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000		2,208,750
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	1,059,000		1,132,894
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000		1,340,383
El Paso Corp., Notes	7.875%	6/15/12	65,000		68,868

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000		$87,236
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	800,000		871,000
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000		1,058,327	(e)
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	550,000		622,557
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,500,000		1,496,250
Goodrich Petroleum Corp., Senior Notes	8.875%	3/15/19	410,000		409,488	(b)
Infinis PLC, Senior Notes	9.125%	12/15/14	655,000	GBP	1,140,667	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	2,640,000		2,920,632	(b)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000		1,034,070
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000		355,556
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	690,000		772,800	(b)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	810,000		864,675	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000		1,634,520	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000		972,015	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	710,000		731,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	570,000		570,000
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	1,190,000		1,276,275	(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000		850,750	(b)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	1,780,000		2,002,500	(b)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	860,000		864,300
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	850,000		909,500	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	462,000		494,340	(b)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000		1,170,000
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000		3,393,351
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000		1,685,302	(h)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	710,000		730,125
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000		2,563,875
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000		974,850
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000		1,065,750	(b)
Petronas Capital Ltd.	5.250%	8/12/19	4,055,000		4,335,853	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	560,000		600,008	(b)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	690,000		690,000	(b)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	410,000		402,825	(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000		666,900
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000		578,087
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,515,000		1,776,337
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000		508,875
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000		1,134,937	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,150,000		1,228,558	(b)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	800,000		844,000
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000		920,083	(b)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	650,000		679,250	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	930,000		1,005,562
TNK-BP Finance SA	6.625%	3/20/17	550,000		588,500	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	720,000		802,800	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	240,000		267,900	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,490,000		1,696,812	(b)
Venoco Inc., Senior Notes	8.875%	2/15/19	390,000		396,338	(b)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	50,000		53,500
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	690,000		719,325

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	785,000		$1,021,225
Total Oil, Gas & Consumable Fuels					67,579,819
TOTAL ENERGY					72,983,703
FINANCIALS — 10.3%
Capital Markets — 1.1%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		362,049
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,688,144
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,570,382
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		439,380
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		520,298
Total Capital Markets					5,580,253
Commercial Banks — 1.7%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	470,000		441,197	(b)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	1,050,000		1,056,716	(b)(e)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	900,000		911,250	(b)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	3,060,000		3,094,425
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	490,000		523,075	(b)(e)(i)
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	454,000		452,105	(b)(e)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,840,000		1,830,022	(b)(e)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	84,000	GBP	142,017	(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		423,200	(e)(i)
Total Commercial Banks					8,874,007
Consumer Finance — 1.5%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,330,000		1,245,585
Ally Financial Inc., Senior Notes	6.875%	8/28/12	978,000		1,041,570
Ally Financial Inc., Senior Notes	7.500%	12/31/13	30,000		33,000
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	36,000		40,140
American Express Co., Notes	7.000%	3/19/18	260,000		305,745
GMAC Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,250,550
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,342,087
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	970,000		1,016,641	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	300,000		318,890
Total Consumer Finance					7,594,208
Diversified Financial Services — 4.3%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		518,605
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,733,101
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	440,000		504,350	(b)
Citigroup Inc., Senior Notes	6.125%	11/21/17	490,000		541,307
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,485,450
Citigroup Inc., Senior Notes	6.875%	3/5/38	250,000		276,380
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		707,982
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,082,631
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,854,900	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,360,000		2,628,450
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	3,070,388	(b)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	887,400	EUR	1,371,516	(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	5/15/17	675,000	EUR	1,022,889	(b)(g)
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	680,000		690,200
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000		751,209	(b)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,100,000	EUR	1,520,791	(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	520,000		520,650	(b)
Total Diversified Financial Services					22,280,799
Insurance — 1.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		4,790,812
ING Capital Funding Trust III, Junior Subordinated Bonds	3.903%	6/30/11	240,000		231,410	(e)(i)
Total Insurance					5,022,222

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Real Estate Investment Trusts (REITs) — 0.4%
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	784,000		$798,700
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,557,671	(b)
Total Real Estate Investment Trusts (REITs)					2,356,371
Real Estate Management & Development — 0.3%
Castle HoldCo 4 Ltd., Senior Secured Notes	10.000%	5/8/18	740,000	GBP	1,208,995	(b)
Realogy Corp., Senior Secured Notes	7.875%	2/15/19	400,000		403,500	(b)
Total Real Estate Management & Development					1,612,495
TOTAL FINANCIALS					53,320,355
HEALTH CARE — 3.5%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	370,000		413,938
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	500,000		561,875	(a)
Total Health Care Equipment & Supplies					975,813
Health Care Providers & Services — 2.7%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	670,000		704,337
Aviv Healthcare Properties LP, Senior Notes	7.750%	2/15/19	190,000		199,025	(b)
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	620,000		658,750
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,560,000		2,579,200
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	383,237	(b)(g)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		126,638	(b)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	50,000		52,875	(b)
HCA Inc., Notes	6.375%	1/15/15	720,000		747,000
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,282,586
IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes	8.750%	6/15/14	2,158,000		2,225,437
Labco SAS, Senior Secured Notes	8.500%	1/15/18	500,000	EUR	705,499	(b)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	10,000		8,075
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	215,000		253,700
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	962,000		1,099,085
Universal Hospital Services Inc., Senior Secured Notes	3.834%	6/1/15	720,000		694,800	(e)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	730,000		753,725
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	700,000		455,000	(b)
Total Health Care Providers & Services					13,928,969
Pharmaceuticals — 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	2,193,534	(b)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	690,000		712,425	(b)
Total Pharmaceuticals					2,905,959
TOTAL HEALTH CARE					17,810,741
INDUSTRIALS — 8.8%
Aerospace & Defense — 0.9%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	955,000		1,025,431
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	600,000		679,500
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	325,000		337,188
Triumph Group Inc., Senior Notes	8.625%	7/15/18	860,000		952,450
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000		1,612,000	(b)
Total Aerospace & Defense					4,606,569
Airlines — 1.5%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	450,000		450,000	(b)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	350,568		352,321
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	93,715		94,183
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	879,328		888,121
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	1,000,000		1,032,500	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — continued
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	2,260,000	$2,389,950	(b)
Delta Air Lines, Secured Notes	6.375%	1/2/16	260,000	258,700
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	88,283	92,741
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	767,927	804,787
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	287,000	314,265	(b)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,062,000	1,160,235	(b)
Total Airlines				7,837,803
Building Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000	110,695	(b)(f)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	460,000	513,475	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000	381,600	(b)
Total Building Products				1,005,770
Commercial Services & Supplies — 1.3%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	890,000	1,010,150
ACCO Brands Corp., Senior Subordinated Notes	7.625%	8/15/15	480,000	491,400
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,900,000	2,030,625	(b)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,700,000	1,836,000	(b)
American Reprographics Co., Senior Notes	10.500%	12/15/16	760,000	832,200	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	650,000	690,625	(b)
Total Commercial Services & Supplies				6,891,000
Construction & Engineering — 1.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000	766,150	(b)
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	6,577,000	7,152,487	(b)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	600,000	651,000	(b)
Total Construction & Engineering				8,569,637
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	960,000	940,800	(b)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000	596,700
Marine — 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,430,000	1,497,925	(b)
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	430,000	432,150	(b)
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	1,280,000	1,043,200	(b)(c)
Total Marine				2,973,275
Road & Rail — 1.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	890,000	894,450	(a)(b)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	940,000	987,000	(b)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	760,000	931,000
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	245,000	268,888
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	650,000	667,875	(b)
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	185,000	201,650
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	1,090,000	1,149,950	(b)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,094,000	1,217,075
Total Road & Rail				6,317,888
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	595,000	633,675	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,110,000	2,199,675
Total Trading Companies & Distributors				2,833,350
Transportation — 0.5%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,550,000	1,708,875	(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	970,000	1,011,225	(b)
Total Transportation				2,720,100

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	310,000		$323,175	(b)
TOTAL INDUSTRIALS					45,616,067
INFORMATION TECHNOLOGY — 1.4%
IT Services — 0.5%
Ceridian Corp., Senior Notes	12.250%	11/15/15	553,800		591,181	(a)
First Data Corp., Senior Notes	10.550%	9/24/15	556,925		594,517	(a)
First Data Corp., Senior Notes	11.250%	3/31/16	800,000		776,000
Interactive Data Corp., Senior Notes	10.250%	8/1/18	510,000		569,288	(b)
Total IT Services					2,530,986
Semiconductors & Semiconductor Equipment— 0.9%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	420,000		458,850
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	350,000		381,500	(a)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	280,000		324,800	(b)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,010,000		1,131,200	(b)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,740,000		1,887,900
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	530,000		581,013	(b)
Total Semiconductors & Semiconductor Equipment					4,765,263
TOTAL INFORMATION TECHNOLOGY					7,296,249
MATERIALS — 10.9%
Chemicals — 1.1%
CF Industries Inc., Senior Notes	7.125%	5/1/20	610,000		686,250
FMC Finance III SA, Senior Notes	6.875%	7/15/17	1,220,000		1,291,675
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	9.000%	11/15/20	550,000		586,437	(b)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		738,675	(b)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	792,000	EUR	1,245,929	(b)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	746,000		841,581	(b)
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	450,000		479,813	(b)
Total Chemicals					5,870,360
Construction Materials — 0.2%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	720,000	EUR	1,117,759
Containers & Packaging — 3.0%
Ardagh Glass Group PLC, Senior Toggle Notes	10.750%	3/1/15	720,000	EUR	1,053,178	(a)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	920,000		1,014,300	(b)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,510,129	(b)
Berry Plastics Corp., Senior Secured Notes	9.750%	1/15/21	560,000		564,200	(b)
Nordenia Holdings GMBH, Senior Secured Bonds	9.750%	7/15/17	1,042,000	EUR	1,617,646	(b)(g)
Packaging Dynamics Finance Corp., Senior Subordinated Notes	10.000%	5/1/16	880,000		937,200	(b)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	575,000		0	(c)(f)(g)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,925,494	(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	2,180,000		2,196,350	(b)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	30,000		30,750
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,100,000		1,065,350	(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,080,000		1,161,000	(b)(f)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	250,000		268,750	(b)(f)
Total Containers & Packaging					15,344,347
Metals & Mining — 3.8%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	490,000		535,937	(b)
Atlantic Ltd., Senior Secured Notes	11.500%	2/15/18	1,790,000		1,852,650	(b)
China Oriental Group Co. Ltd.	7.000%	11/17/17	1,060,000		1,038,800	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		341,334	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		480,250	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		478,125	(b)
Evraz Group SA, Notes	8.875%	4/24/13	1,100,000		1,204,500	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — continued
Evraz Group SA, Notes	8.875%	4/24/13	280,000		$305,900	(b)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		251,045	(b)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	230,000		234,600	(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	200,000		208,500	(b)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	800,000		889,069
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	456,000	EUR	679,598	(b)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,210,000		1,340,075	(b)
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,713,000		1,850,040
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		371,462
Southern Copper Corp., Senior Notes	6.750%	4/16/40	410,000		428,132
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	250,000		266,875
Vale Overseas Ltd., Notes	8.250%	1/17/34	3,493,000		4,280,717	(h)
Vale Overseas Ltd., Notes	6.875%	11/21/36	249,000		268,038
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,690,000		1,808,300	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		176,992	(b)
Total Metals & Mining					19,290,939
Paper & Forest Products — 2.8%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		863,730
Boise Cascade LLC, Senior Subordinated Notes	7.125%	10/15/14	220,000		220,825
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	842,000		954,351
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	1,070,000		551,050	(b)(f)
Empresas CMPC SA, Notes	4.750%	1/19/18	460,000		443,854	(b)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000		470,800	(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		277,500	(b)
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	90,000		92,363
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,130,000		2,135,325
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	3,191,134	(b)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	270,000		312,294	(b)
Sino-Forest Corp., Notes	6.250%	10/21/17	800,000		784,000	(b)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	1,370,000		1,561,800	(b)
Smurfit Kappa Acquisitions, Senior Secured Notes	7.750%	11/15/19	769,000	EUR	1,146,076	(b)
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	1,430,000		1,501,500	(b)
Total Paper & Forest Products					14,506,602
TOTAL MATERIALS					56,130,007
TELECOMMUNICATION SERVICES — 8.8%
Diversified Telecommunication Services — 6.0%
AT&T Inc., Senior Notes	6.400%	5/15/38	220,000		230,640
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,886,000		2,756,130	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	944,000		899,160	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	637,000		616,297	(b)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		333,646
Cincinnati Bell Inc., Senior Notes	8.250%	10/15/17	1,945,000		1,974,175
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		936,000	(b)
ERC Ireland Preferred Equity Ltd., Senior Notes	8.093%	2/15/17	3,111,025	EUR	372,865	(a)(b)(e)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,310,000		1,414,800	(b)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,385,000		1,488,875
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	1,920,000		2,116,800	(b)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	350,000		453,893
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	1,105,000		1,146,437
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	170,000		172,338	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		375,361	(b)
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	235,000		239,112
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	344,000	EUR	517,426	(b)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	290,000	EUR	427,198	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		668,610	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		$538,750
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	828,000		914,940	(b)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,492,071	(b)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,434,705	(b)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		467,109	(b)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		207,260	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,669,907	(b)
West Corp., Senior Notes	8.625%	10/1/18	760,000		809,400	(b)
West Corp., Senior Notes	7.875%	1/15/19	1,100,000		1,131,625	(b)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	460,000		476,100	(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,274,169	EUR	3,671,740	(a)(b)
Windstream Corp., Senior Notes	8.625%	8/1/16	225,000		239,062
Windstream Corp., Senior Notes	7.750%	10/15/20	460,000		478,975
Total Diversified Telecommunication Services					30,671,407
Wireless Telecommunication Services — 2.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	844,000		925,279
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	1,015,000		1,101,275	(b)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	60,000		63,750
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		994,500	(b)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	640,000		679,200
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	320,000		341,200
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,000,000		906,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,690,000		3,856,050
True Move Co., Ltd., Notes	10.750%	12/16/13	5,270,000		5,665,250	(b)
Total Wireless Telecommunication Services					14,532,754
TOTAL TELECOMMUNICATION SERVICES					45,204,161
UTILITIES — 5.0%
Electric Utilities — 1.3%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	320,377		322,379
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	787,000		873,570	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		421,800	(b)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	2,050,000		2,219,125	(b)
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000		295,174
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		419,025	(b)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,890,000		2,022,300
Total Electric Utilities					6,573,373
Gas Utilities — 0.1%
Ferrellgas LP/Ferrellgas Finance Corp., Senior Notes	6.500%	5/1/21	670,000		656,600	(b)
Independent Power Producers & Energy Traders — 3.4%
AES Corp., Senior Notes	7.750%	10/15/15	1,500,000		1,638,750
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	470,000		499,375	(b)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,440,000		1,479,600	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	740,000		761,275	(b)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000		756,410	(b)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,300,000		1,170,000
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	9,000,000		7,515,000
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,240,000		1,339,200	(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,080,000		2,173,600
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	185,116		209,181
NRG Energy Inc., Senior Notes	7.375%	2/1/16	229,000		237,588
Total Independent Power Producers & Energy Traders					17,779,979
Multi-Utilities — 0.2%
E-CL SA, Notes	5.625%	1/15/21	470,000		463,018	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Multi-Utilities — continued
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000		$465,350	(b)
Total Multi-Utilities					928,368
TOTAL UTILITIES					25,938,320
TOTAL CORPORATE BONDS & NOTES (Cost — $383,624,943)					409,970,684
ASSET-BACKED SECURITIES — 0.4%
FINANCIALS — 0.4%
Home Equity — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		1	(b)(f)
Sail Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(b)(f)
Sail Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		0	(b)(f)
Total Home Equity					1
Manufactured Housing — 0.4%
Greenpoint Manufactured Housing, 1999-2 A2	3.252%	3/18/29	427,625		350,652	(e)(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.761%	6/19/29	199,250		163,385	(e)(g)
Greenpoint Manufactured Housing, 1999-4 A2	3.760%	2/20/30	204,500		167,690	(e)(g)
Greenpoint Manufactured Housing, 2000-6 A3	2.261%	11/22/31	315,000		267,209	(e)(g)
Greenpoint Manufactured Housing, 2000-7 A2	3.761%	11/17/31	710,300		602,534	(e)(g)
Greenpoint Manufactured Housing, 2001-2 IA2	2.261%	2/20/32	344,029		288,985	(e)(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.261%	3/13/32	467,500		392,700	(e)(g)
Total Manufactured Housing					2,233,155
TOTAL ASSET-BACKED SECURITIES (Cost — $2,396,143)					2,233,156
COLLATERALIZED SENIOR LOANS — 1.5%
CONSUMER DISCRETIONARY — 0.5%
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	0.000%	1/14/14	240,000		243,150	(j)
Media — 0.4%
Newsday LLC, Term Loan	10.500%	8/1/13	2,000,000		2,133,750	(j)
TOTAL CONSUMER DISCRETIONARY					2,376,900
FINANCIALS — 0.4%
Real Estate Management & Development — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000		2,216,250	(j)
INFORMATION TECHNOLOGY — 0.3%
IT Services — 0.3%
First Data Corp.	3.012%	9/24/14	1,500,000		1,424,148	(j)
TELECOMMUNICATION SERVICES — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	1,675,069		1,691,819	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $7,370,883)					7,709,117
CONVERTIBLE BONDS & NOTES — 0.7%
FINANCIALS — 0.2%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,310,000		1,336,200	(b)(g)
INDUSTRIALS — 0.4%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	2,000,000		1,865,000
MATERIALS — 0.1%
Cemex SAB de CV, Subordinated Notes	4.875%	3/15/15	100,000		102,375	(b)
Hercules Inc.	6.500%	6/30/29	240,000		189,000
TOTAL MATERIALS					291,375
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $3,122,388)					3,492,575
SOVEREIGN BONDS — 15.5%
Argentina — 0.8%
Republic of Argentina	8.000%	2/26/08	117	EUR	61	(d)
Republic of Argentina	7.820%	12/31/33	2,327,293	EUR	2,328,372	(e)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	5,548,107	EUR	1,014,434	(e)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	162,096	EUR	79,967

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Argentina — continued
Republic of Argentina, Senior Notes	8.750%	6/2/17	591,998		$599,398
Total Argentina					4,022,232
Brazil — 2.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	761,000	BRL	429,241
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	12,621,000	BRL	6,847,283
Federative Republic of Brazil	7.125%	1/20/37	2,450,500		2,903,843	(h)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	510,000		520,200	(h)
Total Brazil					10,700,567
Chile — 0.1%
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		747,023
Colombia — 1.1%
Republic of Colombia	11.750%	2/25/20	544,000		821,440
Republic of Colombia	7.375%	9/18/37	3,142,000		3,723,270
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		335,775
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		597,600
Total Colombia					5,478,085
Hungary — 0.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	890,000		915,995
Indonesia — 1.5%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	970,000		1,105,800	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	15,399,000,000	IDR	1,899,694
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	25,206,000,000	IDR	3,188,565
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	330,000		358,226	(b)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,646,000,000	IDR	1,258,779
Total Indonesia					7,811,064
Malaysia — 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,560,000	MYR	1,518,826
Mexico — 0.9%
Mexican Bonos, Bonds	8.000%	6/11/20	30,325,000	MXN	2,609,847
United Mexican States	11.375%	9/15/16	148,000		209,420
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	864,707
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,430
United Mexican States, Medium-Term Notes	6.750%	9/27/34	936,000		1,053,000
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		127,100
Total Mexico					4,868,504
Panama — 0.5%
Republic of Panama	7.250%	3/15/15	621,000		724,086
Republic of Panama	9.375%	4/1/29	975,000		1,369,875
Republic of Panama	6.700%	1/26/36	340,000		375,700
Total Panama					2,469,661
Peru — 1.0%
Republic of Peru	8.750%	11/21/33	1,944,000		2,634,120
Republic of Peru, Bonds	7.840%	8/12/20	3,636,000	PEN	1,477,154
Republic of Peru, Bonds	6.550%	3/14/37	703,000		776,815
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		60,625
Total Peru					4,948,714
Poland — 0.8%
Republic of Poland, Bonds	5.500%	4/25/15	7,285,000	PLN	2,523,123
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		1,854,215
Total Poland					4,377,338
Qatar — 0.1%
State of Qatar, Senior Notes	4.000%	1/20/15	470,000		484,100	(b)
Russia — 1.9%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000		485,299	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Russia — continued
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000	$422,824	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000	390,184	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	7,369,878	8,541,688	(b)(h)
Total Russia				9,839,995
Turkey — 1.2%
Republic of Turkey, Notes	6.750%	5/30/40	2,322,000	2,333,610
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000	500,000
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,442,500	(h)
Total Turkey				6,276,110
United Arab Emirates— 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	750,000	808,701	(b)
Venezuela — 2.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,261,000	10,303,572	(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000	284,525
Bolivarian Republic of Venezuela, Collective Action Securities	1.303%	4/20/11	1,424,000	1,416,880	(b)(e)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,608,000	1,081,380
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000	868,438
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	322,478
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	173,040
Total Venezuela				14,450,313
TOTAL SOVEREIGN BONDS (Cost — $78,159,188)				79,717,228
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.8%
U.S. Government Obligations — 0.8%
U.S. Treasury Bonds	3.875%	8/15/40	590,000	529,802
U.S. Treasury Notes	2.125%	12/31/15	3,620,000	3,630,465
U.S. Treasury Notes	2.625%	11/15/20	40,000	37,431
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $4,222,008)				4,197,698

			SHARES
COMMON STOCKS — 0.2%
CONSUMER DISCRETIONARY— 0.1%
Media — 0.1%
Charter Communications Inc., Class A Shares			15,345	702,341	*
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			3,221	103,426	*
INDUSTRIALS — 0.1%
Building Products — 0.1%
Ashton Woods USA LLC, Class B Membership			52	23,403	(f)(g)
Nortek Inc.			4,010	178,445	*
TOTAL INDUSTRIALS				201,848
TOTAL COMMON STOCKS (Cost — $774,382)				1,007,615
PREFERRED STOCKS — 0.3%
CONSUMER DISCRETIONARY— 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		16,000	401,600
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		10,727	107	*(b)(e)
TOTAL CONSUMER DISCRETIONARY				401,707

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE		SHARES	VALUE
FINANCIALS — 0.2%
Commercial Banks — 0.2%
Banesto Holdings Ltd.	10.500%		45,575	$1,143,650	(b)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		5,950	160,948	(e)
TOTAL FINANCIALS				1,304,598
TOTAL PREFERRED STOCKS (Cost — $1,590,639)				1,706,305

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	2,675	74,231	*(e)
Buffets Restaurant Holdings		4/28/14	570	6	*(f)(g)
Charter Communications Inc.		11/30/14	752	6,768	*
CMP Susquehanna Radio Holdings Co.		3/23/19	12,259	0	*(b)(f)(g)
Nortek Inc.		12/7/14	1,301	9,757	*(f)(g)
SemGroup Corp.		11/30/14	3,390	36,612	*(f)
TOTAL WARRANTS (Cost — $101,354)				127,374
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $481,361,928)				510,161,752

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 1.1%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC); (Cost - $99,968)	0.170%	5/9/11	100,000	99,983	(k)(l)
Repurchase Agreements — 1.1%
Morgan Stanley tri-party repurchase agreement dated 2/28/11; Proceeds at maturity - $5,398,022; (Fully collateralized by U.S. government agency obligations, 0.290% due 10/12/12; Market value - $5,506,403) (Cost - $5,398,000)	0.150%	3/1/11	5,398,000	5,398,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $5,497,968)				5,497,983
TOTAL INVESTMENTS — 100.0% (Cost — $486,859,896#)				$515,659,735
†				Face amount denominated in U.S. dollars, unless otherwise noted.
*				Non-income producing security.
(a)				Payment-in-kind security for which part of the income earned may be paid as additional principal.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)				Securities are in default as of February 28, 2011.
(d)				The maturity principal is currently in default as of February 28, 2011.
(e)				Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)				Illiquid security.
(g)				Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)				All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)				Security has no maturity date. The date shown represents the next call date.
(j)				Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)				Rate shown represents yield-to-maturity.
(l)				All or a portion of this security is held at the broker as collateral for open futures contracts.
#				Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	- Brazilian Real
EUR	- Euro
GBP	- British Pound
GDP	- Gross Domestic Product
IDR	- Indonesian Rupiah
MXN	- Mexican Peso
MYR	- Malaysian Ringgit

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

February 28, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol
PLN	- Polish Zloty

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board of Directors authorized 100 million shares of $0.001 par value common stock.  The Fund’s primary investment objective is to seek total return.  As a secondary objective, the Fund seeks high current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$409,518,654	$452,030	$409,970,684
Asset -backed securities	—	1	2,233,155	2,233,156
Collateralized senior loans	—	7,709,117	—	7,709,117
Convertible bonds & notes	—	2,156,375	1,336,200	3,492,575
Sovereign Bonds	—	79,717,228	—	79,717,228
U.S. government & agency obligations	—	4,197,698	—	4,197,698
Common stocks:
Industrials	$178,445	—	23,403	201,848
Other common stocks	805,767	—	—	805,767
Preferred stocks:
Consumer discretionary	401,600	107	—	401,707
Financials	160,948	1,143,650	—	1,304,598
Warrants	6,768	110,843	9,763	127,374
Total long-term investments	$1,553,528	$504,553,673	$4,054,551	$510,161,752
Short-term investments†	—	5,497,983	—	5,497,983
Total investments	$1,553,528	$510,051,656	$4,054,551	$515,659,735
Other financial instruments:
Forward foreign currency contracts	—	99,787	—	99,787
Total other financial instruments	—	$99,787	—	$99,787
Total	$1,553,528	$510,151,443	$4,054,551	$515,759,522

Notes to schedule of investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$336,532	—	$336,532
Futures contracts	$17,820	—	—	17,820
Interest rate swaps	—	3,866	—	3,866
Total	$17,820	$340,398	—	$358,218

† See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE		CONVERTIBLE
	BONDS &	ASSET-BACKED	BONDS &	COMMON	PREFERRED
INVESTMENTS IN SECURITIES	NOTES	SECURITIES	NOTES	STOCKS	STOCKS	WARRANTS	TOTAL
Balance as of May 31, 2010	$13,800	—	—	$90,522	$1	$26,162	$130,485
Accrued premiums/discounts	572	$17	$3,308	—	—	—	3,897
Realized gain(loss)	—	—	—	(13)	—	(11)	(24)
Change in unrealized appreciation (depreciation)[1]	18,077	3,887	308,218	36,320	106	20,224	386,832
Net purchases (sales)	—	2,229,251	1,024,674	—	—	—	3,253,925
Transfers into Level 3	452,030	—	—	—	—	—	452,030
Transfers out of Level 3	(32,449)	—	—	(103,426)	(107)	(36,612)	(172,594)
Balance as of February 28, 2011	$452,030	$2,233,155	$1,336,200	$23,403	—	$9,763	$4,054,551
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2011[1]	—	$3,887	$308,218	$23,403	—	$6,501	$342,009

1  Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or

Notes to schedule of investments (unaudited) (continued)

if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund enters into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund invests in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to schedule of investments (unaudited) (continued)

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest rate swaps

The Fund enters into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

For average notional amounts of swaps held during the period ended February 28, 2011 see Note 3.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2011, the Fund held forward foreign currency contracts and interest rate swaps with credit related contingent features which had a liability position of $340,398. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At February 28, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$40,183,113
Gross unrealized depreciation	(11,383,274)
Net unrealized appreciation	$28,799,839

At February 28, 2011, the Fund had the following open futures contracts:

Notes to schedule of investments (unaudited) (continued)

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED (LOSS)
Contracts to Sell:
U.S. Treasury 10-Year Notes	12	6/11	$1,410,742	$1,428,562	$(17,820)

At February 28, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	Citibank, N.A.	1,344,250	$2,183,564	5/18/11	$7,788
Mexican Peso	Morgan Stanley & Co.	50,397,085	4,137,034	5/18/11	(26,294)
Swiss Franc	Citibank, N.A.	396,100	426,620	5/18/11	1,639
Russian Ruble	JPMorgan Chase	28,338,450	972,952	6/15/11	13,952
					(2,915)
Contracts to Sell:
Euro	JPMorgan Chase	2,574,000	3,551,413	3/15/11	(46,011)
British Pound	Credit Suisse	200,000	324,875	5/18/11	(50,536)
British Pound	Credit Suisse	1,683,000	2,733,821	5/18/11	(9,801)
British Pound	UBS AG	200,000	324,875	5/18/11	(1,088)
British Pound	UBS AG	2,608,971	4,237,945	5/18/11	(37,135)
Euro	Citibank, N.A.	1,000,000	1,378,589	5/18/11	(27,558)
Euro	Citibank, N.A.	13,561,397	18,695,595	5/18/11	51,816
Euro	Credit Suisse	6,060,753	8,355,289	5/18/11	14,005
Euro	UBS AG	15,767,358	21,736,708	5/18/11	(138,109)
Polish Zloty	Citibank, N.A.	1,742,895	603,909	5/18/11	10,587
					(233,830)
Net unrealized loss on open forward foreign currency contracts					$(236,745)

At February 28, 2011, the Fund held the following interest rate swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Credit Suisse	$2,653,585	1/2/12	BRL-CDI*	10.560%	—	$(16) **
Credit Suisse	4,271,536	1/2/12	BRL-CDI*	10.510%	—	(3,850) **
Total	$6,925,121				—	$(3,866)

‡ Percentage shown is an annual percentage rate.

* Based on the Overnight Brazilian Interbank Deposit Rate. As of February 28, 2011, the Brazil CETIP Interbank Deposit (CDI) rate was 11.150%.

** Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

Transactions in reverse repurchase agreements for the Fund during the period ended February 28, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$4,152,871	0.837%	$10,273,638

* Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.550% to 0.950% during the period ended February 28, 2011.

Interest expense incurred on reverse repurchase agreements totaled $24,135.

At February 28, 2011, the Fund had the following open reverse repurchase agreements:

Notes to schedule of investments (unaudited) (continued)

Security	Value
Reverse Repurchase Agreement with Deutsche Bank, dated 6/24/10 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $1,620,000 Petrobas International Finance Co., 6.875% due 1/20/40; Market value (including accrued interest) $1,697,609	$1,438,152
Reverse Repurchase Agreement with Deutsche Bank, dated 8/24/10 bearing 0.550% to be repurchased at an amount and date to be determined, collateralized by: $510,000 Federative Republic of Brazil, 4.875% due 1/22/21; Market value (including accrued interest) $522,810	472,660
Reverse Repurchase Agreement with Deutsche Bank, dated 12/31/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,500,000 Vale Overseas Ltd., 8.250% due 1/17/34; Market value (including accrued interest) $128,416	1,526,824
Reverse Repurchase Agreement with Deutsche Bank, dated 1/25/11 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,400,000 Federative Republic of Brazil, 7.125% due 1/20/37; Market value (including accrued interest) $65,045	1,473,459
Reverse Repurchase Agreement with Deutsche Bank, dated 1/25/11 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,500,000 Republic of Turkey, 7.500% due 7/14/17; Market value (including accrued interest) $157,846	1,547,425
Reverse Repurchase Agreement with Deutsche Bank, dated 1/25/11 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $4,100,000 Russian Foreign Bond-EuroBond, 7.500% due 3/31/30; Market value (including accrued interest) $4,881,016	3,815,118
Total Reverse Repurchase Agreements (Proceeds - $10,273,638)	$10,273,638

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2011:

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	—	$(17,820)	—	—	$(3,866)	$(21,686)
Foreign Exchange Contracts	—	—	$99,787	$(336,532)	—	(236,745)
Total	—	$(17,820)	$99,787	$(336,532)	$(3,866)	$(258,431)

During the period ended February 28, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$287,812
Forward foreign currency contracts (to buy)	10,932,505
Forward foreign currency contracts (to sell)	58,838,043

Average Notional Balance
Interest rate swap contracts	$6,925,121

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	April 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	April 21, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	April 21, 2011